Investor Presentation February 2023 Exhibit 99.1

This presentation is being provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Cascadia Acquisition Corp. ("CCAI") and RealWear, Inc. ("RealWear"), and related transactions and for no other purposes. This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. This presentation is being made for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of CCAI in any jurisdiction where the offer or sale is not permitted. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves of and observe any such restrictions. The recipient acknowledges that it is (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, rule 10b-5 hereunder. This presentation and the information contained herein constitutes confidential information, is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of CCAI and RealWear and is intended for the recipient hereof only. Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” for purposes of the federal securities laws. CCAI’s forward-looking statements include, but are not limited to, statements regarding its or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about: CCAI’s ability to complete its initial business combination; CCAI’s ability to leverage the relationships and expertise of its affiliates, including Cascadia Capital; CCAI’s ability to select an appropriate target business or businesses; The expansion of CCAI’s focus industries and the opportunities presented by secular growth trends and technology disruptions affecting those industries; The potential growth opportunities of target businesses; CCAI’s future financial performance or returns on investment; and The ability of CCAI’s management team to generate potential acquisition opportunities. The forward-looking statements contained in this presentation are based on CCAI’s current expectations and beliefs concerning future developments and their potential effects on CCAI. There can be no assurance that future developments affecting CCAI will be those that CCAI has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond CCAI’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of CCAI’s assumptions prove incorrect, actual results may vary in material respects from those contemplated or anticipated by these forward-looking statements. CCAI cautions you therefore against relying on these forward-looking statements. Moreover, neither CCAI nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. CCAI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Certain data in this presentation was obtained from various external sources, and neither CCAI or RealWear has not verified such data with independent sources. Accordingly, CCAI and RealWear do not make any representations regarding the accuracy or completeness of the data or undertake any obligation to update such data from the date of this presentation. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsements of CCAI or RealWear. Disclaimer

Financial Information The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by CCAI with the Securities and Exchange Commission (the “SEC”), and such differences may be material. In particular, all RealWear projected financial information included herein is preliminary and subject to risks and uncertainties. Any variation between RealWear’s actual results and the projected financial information included herein may be material. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, CCAI intends to file a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”) with the SEC, which will be distributed to holders of CCAI’s common stock in connection with CCAI’s solicitation of proxies for the vote by CCAI’s stockholders with respect to the proposed business combination and other matters as described in the Registration Statement. CCAI will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders are urged to read the proxy statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about CCAI, RealWear and the proposed business combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by CCAI through the website maintained by the SEC at http://www.sec.gov, or by directing a request to CCAI at 1000 2nd Ave. Suite 1200, Seattle, Washington 98104. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense. Participants in the Solicitation CCAI and RealWear and their respective directors, executive officers, other members of management, and employees may, under SEC rules, be considered participants in the solicitation of proxies of CCAI's stockholders with respect to the potential business combination. Information about the persons who may, under SEC rules, be deemed to be participants in the solicitation of CCAI's stockholders in connection with the potential business combination will be set forth in CCAI's registration statement on Form S-4 containing the preliminary proxy statement/prospectus when it is filed with the SEC. Such stockholders will be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available free of charge at the SEC's website at www.sec.gov or by directing a request to: Cascadia Acquisition Corp., 1000 2nd Ave., Suite 1200, Seattle, Washington 98104, Attn: Secretary. No Offer or Solicitation This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination and does not constitute an offer to sell or a solicitation of an offer to buy the securities of CCAI or RealWear, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act. Disclaimer (cont’d)

RealWear’s executive team is accomplished and highly experienced in operating successful businesses Cascadia Acquisition Corp’s executive team is deeply experienced in capital markets and transactions Andrew Lee Chief Financial Officer Over 18 years of experience Chief Financial Officer at RealWear Former CFO at Ryonet Corporation Previously worked as a senior auditor at Adventist Health Director and Audit Committee Chair at Amplitech (NAS: AMPG), a publicly traded company RealWear, Inc. Executive Team Andrew Chrostowski Chairman & Chief Executive Officer Over 39 years of experience Chairman and CEO of RealWear; previously served as an advisor and COO Prior to RealWear, worked at Hitachi, Pfizer, Energizer, Goodrich Sensor, UTC Aerospace Systems, and Scott Safety Served 9 years in the United States Air Force Michael Butler Chairman of the Board Over 36 years of experience Chairman of Cascadia Acquisition Corp. Co-founder, Chairman and CEO of Cascadia Capital Former Managing Director at Lehman Brothers responsible for Global Equity Sales and Equity Syndication Prior to Lehman, principal with Morgan Stanley responsible for divisional Global Product and Risk Management Jamie Boyd Chief Executive Officer Over 22 years of experience Chief Executive Officer of Cascadia Acquisition Corp. Managing Director at Cascadia Capital focused on Robotics, Automation, Artificial Intelligence, and Energy & Applied Technology Former lawyer practicing Corporate and M&A law with Dechert LLP, with prior experience at Colliers International Cascadia Acquisition Corp. Executive Team Today’s Presenters

Category creating industrial wearable computer empowering frontline workers via a human-centric technology solution The RealWear Vision

Assisted reality is defining the next frontier... … to engage, empower and elevate the modern frontline worker … by creating an ecosystem through a combination of device technology, software and content depth… Enter the Empowered Workforce, by RealWear

RealWear in Action CLICK TO PLAY Our innovative industrial strength assisted reality solution is designed to truly elevate the frontline worker www.vimeo.com/796043387/aa7760d972 CLICK TO PLAY RealWear Introduction RealWear in the Field www.vimeo.com/796111869/aa5acfc196

RealWear provides industrial-strength assisted reality for frontline workers Global footprint in Europe, Asia, and the U.S. ESG-enabled(1) through virtual collaboration and reduced travel requirements $60+B 2027E SAM(2) 70,000+ Units Deployed 5,000+ Customers 50 Patents granted with additional patents pending(4) 63% 2022A Gross Margin(3) $20.5M 2022A Revenue(3) Reduce emissions from traveling through ability to connect experts remotely to frontline workers ABI Research (Q4 2022) RealWear 2022 unaudited financials U.S. and international Flagship Products RealWear Navigator® 520 HMT-1Z1® Company Overview Key Statistics Key Investors Blue Chip Customers RealWear Snapshot

Also on Board of Directors Dr. Chris Parkinson Co-Founder & Chief Technology Officer Rama Oruganti Chief Product Officer Andrew Lee Chief Financial Officer Andrew Chrostowski Chairman & Chief Executive Officer Sarah Petrone Chief People Officer Ken Lustig Co-Founder & Senior Vice President Corporate, Legal Affairs Public Company Ready Management Team

Investment Themes Exceptional Investment Merits 1 Scaled, category-creating platform 2 Large and inflecting TAM 3 Blue Chip customer validation 4 Technology leadership and robust product roadmap 5 Accelerating growth and proven business model 6 Management team with the expertise to deliver A leader in head-mounted tablets for the modern frontline worker Established market leadership in challenging industry verticals Facing large, growing market with post pandemic tailwinds Addressing demographic skills gap for industrial workers Accelerating industry adoption driven by expanding number of use cases Fortune 100 global customers Over 70,000 units in field delivering tangible return on investment (“ROI”) Unique combination of differentiated hardware, and cloud software open application ecosystem backed by strong IP portfolio Multiple growth vectors, including new product platforms, and expanding cloud capabilities Demonstrated ability to grow rapidly while maintaining strong margins 2022 unaudited ~63% gross margin – in line with scaled software businesses and poised to expand through increasing software mix Visionary leadership with expertise in safety, voice-control, wearables, and UX. Proven ability to scale high-growth businesses RealWear Investment Thesis

Empowering a Workforce

Lack of connected data Need for training and upskilling workforce Disparate and decentralized workforces > Simplified Video Collaboration Hands-Free Voice Control Intuitive, Easy to Use, Human-Centric and Frictionless Enables Connected Knowledge Transfer Supported by Robust Partner Ecosystem RealWear Solution Problem ~$1.3M cost per hour on average for industrial downtime(1) Future-Focused, Connected Solution Source: Forbes – Unplanned Downtime Costs More Than You Think, MarketScale – What’s The True Cost Of Machine Downtime

Growing Market Demand Exceeding $129bn(1) Total Addressable Market ("TAM") represents total spend in the wearables industry Serviceable Addressable Market (“SAM”) considers spend in wearables industry where manual labor can be enhanced by devices Secular trends such as labor shortages, reduced travel and automation efficiencies accelerate industry growth 2022 ~$9 bn Market SAM Wearables Market TAM & SAM+ 2027 ~$61 bn Market SAM ~$23 bn Market TAM ~$129 bn Market TAM Solution Founded in a Sizeable Market TAM 41% CAGR ABI Research (Q4 2022)

Chemical Construction Industry Manufacturing Automotive Oil & Gas Power & Utilities Transportation, Logistics & Audit Food & Beverage Pharmaceuticals 41 of the Fortune 100 companies are RealWear customers With Global Adoption Across Industries

Product Overview

Fully ruggedized for demanding environments RealWear’s technology moat creates a sustainable competitive edge Unique voice enablement and voice recognition in high noise environments Hands-free user experience made available via integrated suite of applications offer by 100+ partners Video-and cloud-enabled, connected and secure Broad and well-defined IP protection, including modular camera and display design > Globally certified, intrinsically safe(1) head mounted tablet Premier modular design enhancing capabilities through a variety of accessories Category Defining Technology ATEX Zone 1, ECEx Zone 1, and CSA C1-D1

2008 2011 2010 2014 2018 2017 2021 HMT-1® HMT-1Z1® 2012 Flagship Products Built on 15+ Years of R&D 2013 RealWear Navigator® 500 2022 RealWear Cloud 2022 RealWear Navigator® 520 Active product suite

RealWear Navigator® 500 Series RealWear Cloud Free Your Hands®: With advanced voice performance and superior noise cancellation, you can use your device hands-free even in noisy environments (up to 100 dBA) RealWear Cloud is a software offering designed to empower IT and business operations to easily control and manage their entire RealWear device fleet from one easy-to-use interface You can streamline updates and deployments of devices, analyze and utilize device data and provide real-time technical support to frontline workers RealWear Cloud provides the ability to update firmware on a fleet of units all at once, analyze which apps are best utilized, and saves time and money - helping get the most ROI out of RealWear equipment Enhanced Viewability: With a larger eyebox and eye relief than the Navigator® 500, RealWear has made it even easier to view Bigger: See more of your surroundings on a 20% larger screen Sharper: View text, images, and schematics in even more detail with 2x the resolution, thanks to the new 720p HD display Bolder: See bolder, brighter colors for a more pleasant viewing experience RealWear Navigator® 520 Modular 48MP camera sensor stunning even in low light setting Drop tested, dust tight and water resistant for challenging work environments including extreme heat up to 122°F / 50°C Superior noise cancellation with 4 microphones for hands-free use Hot-swappable battery for full shift use RealWear Navigator® 500 Showcasing the Company’s In-Demand Products

63k+ Cumulative Unit Sales(1) Array of value-add, modular accessories, including earbuds, mounts, batteries, thermal camera and modems Manufacturing Food & Beverage Oil & Gas Chemical Natural Resources(3) Critical global automotive OEMs Fortune 500 vertically integrated companies Key companies transforming safety Global leaders across solar, wind and mining Multinational manufacturers serving diverse end-markets Multinational chemical manufacturing with global footprints Automotive 7k+ Cumulative Unit Sales(1) HMT-1® & RealWear Navigator® 500/520 HMT-1Z1® Hazardous Environments Variant Key Components: HD camera with barcode reader Four microphones and integrated speaker HD, flexible environment display, maintains situational awareness Powerful processor and memory Battery Connectivity Differentiators from HMT-1®: Intrinsically safe – by design for most working conditions Certifications(2): Designed for Purpose and Performance HMT-1®, RealWear Navigator® 500, RealWear Navigator® 520 cumulative sales since 2017; HMT-1Z1® cumulative sales since 2018 ATEX certification is given to equipment that has been proven safe in certain explosive atmosphere environments as a result of rigorous testing outlined by EU directives Natural resources encompasses customers in mining and renewable energy segments

Works with more PPE than other head-worn devices Superior noise cancellation with 4 microphones for hands-free use Drop tested, dust tight and water resistant for challenging work environments including extreme heat up to 122°F / 50°C Clear, vibrant display, that views like a 7" screen Stunning, modular 48MP camera sensor even in low light settings Hot-swappable battery for full shift use RealWear Navigator® 500 Series: Feature Highlights

HMT-1®, HMT-1Z1®, RealWear Navigator® 500, RealWear Navigator® 520 and RealWear Cloud Access to more than 100+ partners offering voice-optimized applications through RealWear HMT Customized, innovative and optimized software for integrated RealWear ecosystem Proprietary HMT technology and Cloud Platform software Customer engagement with core applications optimized for use with RealWear device technology Value-add applications supplement RealWear’s open application platform; enhance customer experience RealWear Benefits Collaboration creates unique, durable value-add for customers RealWear Platform Video Conferencing Voice-Enabled Applications IBM Integrated With Applications from Ubiquitous Software Partners Expands customer reach through global partner network; facilitates customer expansion

Well-established technology partnerships with and > Extensive end market and geographic reach complementing RealWear’s sales efforts Provide bundled capabilities for customers requiring custom capability suites Distributors Traditional Resellers Global Systems Integrators Two-Tier Distribution Ecosystem via Established Partnerships Value-Added Resellers Global customer relationships yielding successful product rollout services while opening additional sales channels

4x less likely to fail versus non-rugged computers(2) Real-time information Mature industrial platform offering on market ~30 – 50% reduced training time(3) ~40 – 70% lower TCO(4) Safety and reliability in extreme environments Low failure rate relative to non-rugged solutions Vertically Integrated Food & Beverage Manufacturer Fortune 100 Multinational Oil & Gas Company Leading German Based Automobile Manufacturer Challenge RealWear Solution Impact Streamline production facilities and improve uptime Distributed workforce and production locations Visual instruction for remote technicians Devices deployed across all U.S. factories; customized Microsoft Teams Improved reseller support Travel cost savings Reduced production downtime Remote collaboration with customized Zoom 40x+ ROI(1) per rig to optimize upstream production, downstream operations, and asset maintenance, troubleshooting and repair Significant travel reduction by subject matter experts Travel cost savings; resulting in a 7x+ ROI(3) by year 3 Significant CO2 reduction Improved repair efficiency Increased customer satisfaction via immediate troubleshooting Custom software and remote mentoring Key Benefits Across Customer Profiles Translating Into Tangible Customer ROI Customer Management estimates based on customer feedback VDC Research (December 2020) Represents average findings across use cases Cost of ownership evaluated based on RealWear study evaluating upfront acquisition costs, deployment costs, ongoing support costs and the impact on productivity due to device failures

Technology Driven Growth

Next-generation intrinsically safe device and new AI- enabled software and cloud solutions Greater value capture from customers using improved device technology and holistic Foresight cloud offering New light device technology and expansion of Cloud Platform (user analytics) Expansion of addressable markets including logistics, warehousing, prosumer, medical Increased customer engagement with the latest product releases leading to removal of friction Impact of the RealWear Navigator® 520, Cloud Platform, and Thermal capability launches Machine vision implementation for AI assistance and integration with systems of record Optimized customer satisfaction with an optimized usage experience for the frontline worker Technology Roadmap 2023 2024 and Beyond

Cloud Dashboard Commentary RealWear’s Cloud Platform was introduced in August 2022 with strong market receptivity All new product sales come bundled with the Cloud and customers are trained to buy this way per the guidance of the sales team The Cloud adds a recurring revenue component to the business opening a new avenue of growth and a strong supporting base to existing operations The Cloud Platform removes friction in operating RealWear devices including making it easier to manage, maintain, and support a deployed fleet As an example, an administrator can push over-the-air updates to a fleet of devices with a singular action as opposed to without the Cloud, where each individual user would have to manually update their device Another benefit to RealWear Cloud is remote diagnostics as the Platform can quickly diagnose and troubleshoot issues reducing downtime and improving the performance of the device The next generation of the Cloud Platform will assist in further user analytics, integrating record systems and implement an AI assistant to optimize the frontline worker’s user experience Provide Real-Time Tech Support Unlock ROI Remotely identify, diagnose and fix device issues quickly Unified dashboard enables total control of your fleet Streamline Updates and Deployments Protect Company Data Analyze Device & App Usage Centrally track all deployments and track service status Remotely lock or wipe device data Optimize operational efficiency and trends RealWear Cloud: Sophisticated Administration for Deployments at Scale

Financial Performance

Market and Customer Traction 70,000+ units deployed to-date to some of the world’s largest companies, including many global Fortune 100 customers Significant White Space with Existing Customers Land-and-expand strategy extensible across 5,000+ customers on-boarded in last 5 years Proven Path of Growth Demonstrated ability to grow rapidly while maintaining strong margins $20.5m 2022A Revenue(1) Capital Efficient Business Model Strong free cash flow generation potential demonstrating scalable, asset-light platform 70,000+ Units Deployed-to-Date 63% 2022A Gross Margin(1) RealWear Financial Highlights RealWear 2022 unaudited financials

2019 2022 Revenue Base Hardware Only Hardware + Cloud Sales Reach Direct Sales Force Worldwide Channel Network Customers w/ 100+ Units 2 70+ Customers w/ 1,000+ Units 0 2 ISV Partnerships Small, Specialized Microsoft, Zoom, TeamViewer Largest Deployment 400 Units 3,500 Units $13.9M(1) $20.5M(2) Revenue 13.8% CAGR RealWear has improved several aspects of their operations resulting in a substantially improved business These efforts have paid off as evidenced by the increase in customers Revenue has correspondingly grown at a healthy clip of 13.8% CAGR from 2019 to 2022 RealWear is positioned to continue this momentum Key Points Momentum to Extend Market Leadership RealWear 2019 audited financials RealWear 2022 unaudited financials 2019A 2022A

95.9% on-time shipping 1.9% field rate of return Leverage contract manufacturing Well-managed and experienced Chinese contract manufacturer providing ground level quality control 3PL to manage the efficient movement of product to customers 63% 2022A Gross Margin(1) Supply Chain Strategy RealWear Delivers S&OP Discipline Champion financial discipline using cost-effective components for the respective devices Cost down checks keeps manufacturer margins in line Operational Efficiency Yields a Superior Margin Profile RealWear 2022 unaudited financials

Industrial design-thinking, disciplined product development processes, robust vendor partnerships, and flexible manufacturing strategies have allowed RealWear to consistently and significantly top its public competitor RealWear Outperforms Public Comparable Gross Margin (%) Gross Margin RealWear gross margins consistently 3.0x – 5.0x higher -148% Revenue Outperformance RealWear has outperformed Vuzix revenue by 2.4x for the 2018 - 2022 period RealWear v. VUZI Revenue Delta (2) (2) (2) (2) (3) Calculated as percentage difference of RealWear versus Vuzix revenue performance over the relative period RealWear 2022 unaudited financials VUZI figures represent the mean projections reported by covering research analysts (BTIG, Craig-Hallum, Dawson James) Source, unless otherwise noted: RealWear: audited financials; Vuzix Corporation (NasdaqCM: VUZI): public filings (1)

Transaction Overview

Share Price $10.00 Pro Forma Shares (million) 54.55 Equity Value $545.5 (─) Cash to Balance Sheet 170.0 (+) Net Debt(3) - Enterprise Value $375.5 Illustrative Sources and Uses (US$ millions) Pro Forma Enterprise Value (US$ millions) Proposed Sources Rollover Equity $323.0 Estimated Cash in Trust(1) 150.0 Estimated PIPE Proceeds 35.0 Total Sources $508.0 Summary Points (US$) Assumptions Rollover Equity valued at ~$323 million Assumes no redemptions from trust at close PIPE figure represents estimated additional financing Transaction costs represent estimated fees to advisors Implied Pro Forma Capitalization Pro Forma Enterprise Value of ~$376 million Existing shareholders expected to own ~59% of the business at close, prior to earnout Use of proceeds expect to fund strategic growth and corporate initiatives Proposed Uses Rollover Equity $323.0 Cash to Balance Sheet 170.0 Illustrative Transaction Costs 15.0 Total Uses $508.0 Illustrative Pro Forma Ownership(2) Business Combination Summary Assumes no redemptions by CCAI’s existing public shareholders in connection with the business combination Ownership excludes CCAI warrants and RealWear earnout shares Transaction presented on a cash-free, debt-free basis

Risk Factors

Risks Related to Our Business We have incurred net losses since our inception and may continue to incur losses The widespread outbreak of an illness or any other communicable disease, or any other public health crisis, including the COVID-19 pandemic, could adversely affect our business, results of operations and financial condition We operate in a highly competitive market and the size, resources and brand name of some of our competitors may allow them to compete more effectively than we can, which could result in a loss of our market share and a decrease in our revenue and profitability Our lack of long-term purchase orders and commitments from our customers may lead to a rapid decline in our sales If we do not effectively maintain and further develop our sales channels for our products, including developing and supporting our resellers, distributors and retail sales channels, our business could be harmed Our products require ongoing research and development and we may experience technical problems or delays, which could lead our business to fail We depend on advances in technology by other companies and if those advances do not materialize, some of our anticipated new products could be delayed or cancelled If micro-display-based personal or near-eye displays do not gain greater acceptance in the market for mobile displays, our business strategy may fail Product quality issues and a higher-than-expected number of warranty claims or returns could harm our business and operating results Our products could likely experience declining unit prices and we may not be able to offset that decline with production cost decreases or higher unit sales Our products could infringe on the intellectual property rights of others Our intellectual property rights and proprietary rights may not adequately protect our products The process of seeking patent protection can be time consuming and expensive and we cannot be certain that patents will be issued from currently pending or future patent applications or that our existing patents or any new patents that may be issued will be sufficient in scope and strength to provide meaningful protection or any commercial advantage to us If we lose our rights under our third-party technology licenses, our operations could be adversely affected Our business depends in part on access to third-party platforms or technologies, and if the access is withdrawn, denied, or is not available on terms acceptable to us, or if the platforms or technologies change without notice to us, our business and operating results could be adversely affected Our use of open source software could negatively affect our ability to sell our products and could subject us to possible litigation Our dependence on sales to resellers, and distributors increases the risks of managing our supply chain and may result in excess inventory or inventory shortages We may lose the services of key management personnel and may not be able to attract and retain other necessary personnel Risks Related to Manufacturing We outsource to third parties certain supply-chain logistics functions, including portions of our product distribution, transportation management and information technology support services Risks Related to Our Common Stock The rights of holders of common stock may be impaired by the possible future issuance of additional preferred stock We have not paid dividends in the past and do not expect to pay dividends in the future on our common stock Our stock price may be volatile in the future There is uncertainty regarding the exclusive forum clause in our amended and restated bylaws Risk Factors Note: “we”, “us” or “our” refers to RealWear

General Risk Factors Our future growth and profitability may be adversely affected if our marketing initiatives are not effective in generating sufficient levels of our product and brand awareness If we fail to keep pace with changing technologies or are unable to anticipate customer preferences, our business and results of operations may be materially adversely affected Our business and products are subject to government regulation and we may incur additional compliance costs or, if we fail to comply with applicable regulations, may incur fines or be forced to suspend or cease operations Regulations related to conflict minerals may cause us to incur additional expenses and could limit the supply and increase the costs of certain materials used in the manufacturing of our products If our customers are not satisfied with our technical support, firmware or software updates on some of our products, they may choose not to purchase our products, which would adversely impact our business and operating results Our operating results may be adversely impacted by worldwide political, economic and public health uncertainties and specific conditions in the markets we address Our results of operations may suffer if we are not able to successfully manage our increasing exposure to foreign exchange rate risks Due to our significant level of international operations, including the use of foreign suppliers and contract manufactures, we are subject to international operational, financial, legal, political and public health risks which could harm our operating results We could be adversely affected by violations of the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act or similar anti-bribery laws in other jurisdictions in which we operate We are subject to governmental export and import controls and economic sanctions laws that could subject us to liability and impair our ability to compete in international markets If significant tariffs or other restrictions are placed and maintained on Chinese imports or any related counter-measures are taken by China, our revenue and results of operations may be materially harmed Changes in trade policy in the United States and other countries, including changes in trade agreements and the imposition of tariffs and the resulting consequences, may have adverse impacts on our business, results of operations and financial condition Any significant disruption to our ecommerce business could result in lost sales We collect, store, process and use our customers’ personally identifiable information and other data, which subjects us to governmental regulation and other legal obligations related to privacy, information security and data protection. Any cybersecurity breaches or our actual or perceived failure to comply with such legal obligations by us, or by our third-party service providers or partners, could harm our business Cybersecurity risks could adversely affect our business and disrupt our operations If our information technology security systems were infiltrated and confidential and or proprietary information were taken, we could be subject to fines, lawsuits and loss of customers Our failure to effectively manage growth could harm our business Our facilities and information systems and those of our key suppliers could be damaged as a result of disasters or unpredictable events, which could have an adverse effect on our business operations We do not control our component suppliers, service providers and contract manufacturers or currently require them to comply with a formal code of conduct, and actions that they might take could harm our reputation and sales We rely on third-party suppliers, some of which are sole-source suppliers, to provide components for our products which may lead to supply shortages, long lead times for components, and supply changes, any of which could disrupt our supply chain, may increase our costs, and we may be unable to meet the demands of our customers and end-users on a timely basis Additional stock offerings in the future may dilute then existing stockholders’ percentage ownership of our company If our estimates or judgments relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected We may be unable to successfully integrate new strategic acquisitions and investments, which could materially adversely affect our business, results of operations and financial condition Risks Related to Becoming a Public Company We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our common stock less attractive to investors If securities or industry analysts do not publish research or reports or publish unfavorable research or reports about our business, our stock price and trading volume could decline If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud Changes in accounting rules and regulations, or interpretations thereof, could result in unfavorable accounting charges or require us to change our compensation policies Provisions in our proposed charter documents and under Delaware law could discourage a takeover that stockholders may consider favorable and may lead to entrenchment of management Risk Factors (cont’d) Note: “we”, “us” or “our” refers to RealWear

Our proposed certificate of incorporation will provide that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between us and our stockholders and that the federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees Risks Related to the Business Combination Each of CCAI and RealWear will incur significant transaction costs in connection with the Business Combination The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the Business Combination may not be completed There is no assurance that a stockholder’s decision whether to redeem its shares for a pro rata portion of CCAI’s trust account will put the stockholder in a better future economic position A market for the post-combination company’s securities may not develop or be sustained, which would adversely affect the liquidity and price of CCAI’s securities There can be no assurance that the post-combination company’s securities will be approved for listing on the Nasdaq Capital Market (“Nasdaq”) or that the post-combination company will be able to comply with the continued listing standards of the Nasdaq CCAI directors and officers may have interests in the Business Combination different from the interests of CCAI stockholders CCAI may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holders of CCAI warrants, thereby making such warrants worthless Further, even if the Business Combination is completed, there can be no assurance that RealWear’s warrants will be in the money during their exercise period, and they may expire worthless If CCAI seeks stockholder approval of the Business Combination, its sponsor, directors, officers, advisors and their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of CCAI’s Class A common stock or warrants If CCAI seeks stockholder approval of the Business Combination, its sponsor, officers and directors have agreed to vote in favor of such Business Combination, regardless of how its public stockholders vote The ability of CCAI stockholders to exercise redemption rights with respect to a large number of shares could increase the probability that the Business Combination would be unsuccessful and that stockholders would have to wait for liquidation in order to redeem their stock CCAI is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, its stockholders may have no assurance from an independent source that the price it is paying for the business is fair to CCAI from a financial point of view Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination CCAI’s and RealWear’s ability to consummate the Business Combination, and the operations of the post-combination company following the Business Combination, may be materially adversely affected by the recent coronavirus (COVID-19) pandemic Changes in laws or regulations, or a failure to comply with any laws or regulations, may adversely affect our business, investments and results of operations Risk Factors (cont’d) Note: “we”, “us” or “our” refers to RealWear

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